CAL-MAINE FOODS, INC.

                       NOTICE OF ANNUAL MEETING

                            October 8, 1997

TO THE SHAREHOLDERS:

     The Annual Meeting of the shareholders of Cal-Maine Foods, Inc. will be held at the corporate offices of Cal-Maine Foods, Inc. at 3320 Woodrow Wilson Drive, Jackson, Mississippi 39207, at 10:00 a.m. (Local Time), on Wednesday, October 8, 1997, to consider and vote on:

      1. The election of directors to serve on the Board of Directors of Cal-Maine Foods, Inc. for the ensuing year.

      2. The ratification of the appointment of Ernst & Young LLP as independent auditors for fiscal year 1998.
      3. Such other matters as may properly come before the Annual Meeting or any adjournments thereof.

      August 27, 1997 has been fixed as the record date for determination of shareholders entitled to vote at the Annual Meeting and to receive notice thereof.
      The directors sincerely desire your presence at the meeting. However, so that we may be sure your vote will be included, please sign, date and return the enclosed proxy card promptly. A self-addressed, postage-paid return envelope is enclosed for your convenience.

                                      FOR THE BOARD OF DIRECTORS
                                      s/Bobby J. Raines
                                      _________________________
                                      BOBBY J. RAINES
                                      SECRETARY

DATED: September 8, 1997.


SHAREHOLDERS ARE URGED TO VOTE BY DATING, SIGNING AND RETURNING THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE TO WHICH NO POSTAGE
NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

                              SCHEDULE 14A
                 INFORMATION REQUIRED IN PROXY STATEMENT

                          SCHEDULE 14A INFORMATION

        PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.    )

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:
/ / Preliminary Proxy Statement      / /  Confidential, for Use
                                          of the Commission Only
                                          (as permitted by Rule
                                           14a-6(e)(2)
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Section 240.14a-11(c) or
    Section 240.14a-12

                     CAL-MAINE FOODS, INC.
--------------------------------------------------------------------------
(Name of Registrant as Specified in its Charter)


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Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-
11.

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     (2) Aggregate number of securities to which transaction applies:
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         computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
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     (5) Total fee paid:
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     / / Fee paid previously with preliminary materials.

     / / Check box if any part of the fee is offset as provided by Exchange
       Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:
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     (4) Date Filed:
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                              CAL-MAINE FOODS, INC.
                            3320 Woodrow Wilson Drive
                           Jackson, Mississippi 39207


                       PROXY STATEMENT FOR ANNUAL MEETING
                  OF SHAREHOLDERS TO BE HELD OCTOBER 8, 1997


         The information set forth in this proxy statement is furnished in connection with the Annual Meeting of Shareholders of Cal-Maine Foods, Inc. ("Cal-Maine" or the "Company") to be held on Wednesday, October 8, 1997, at 10:00 a.m., Jackson time, at the Company's headquarters, 3320 Woodrow Wilson Drive, Jackson, Mississippi. A copy of the Company's annual report to shareholders for the fiscal year ended May 31, 1997, accompanies this proxy statement.
Additional copies of the annual report, notice, proxy statement, and proxy card may be obtained from the Company's Secretary, Bobby
J. Raines, Post Office Box 2960, Jackson, Mississippi 39207. The Company's telephone number is 601/948-6813.

         The enclosed proxy is solicited by the Board of Directors of the Company. The proxy may be revoked by a shareholder at any time before it is voted by filing with the Company's Secretary a written revocation or a duly executed proxy bearing a later date. The proxy also may be revoked by a shareholder attending the meeting, withdrawing the proxy, and voting in person.

         All expenses incurred in connection with the solicitation of proxies will be paid by the Company. In addition to the solicitations of proxies by mail, directors, officers, and regular employees of the Company may solicit proxies in person or by telephone. The Company will, upon request, reimburse banks, brokerage houses and other institutions, and fiduciaries for their expenses in forwarding proxy material to their principals.

         This proxy statement and the enclosed form of proxy are first being mailed to shareholders on or about September 8, 1997. Shareholders of record at the close of business on August 27, 1997, are eligible to vote at the Annual Meeting. As of the record date, 11,994,388 shares of the Company's Common Stock were outstanding, and 1,200,000 shares of the Company's Class A Common Stock were outstanding. Each share of Common Stock is entitled to one vote on each matter to be considered at the Annual Meeting. Each share of Class A Common Stock is entitled to ten votes on each such matter. Both the shares of Common Stock and the shares of Class A Common
Stock have the right of cumulative voting in the election of directors. Cumulative voting means that each shareholder will be entitled to cast as many votes as he or she has the right to cast (before cumulating votes), multiplied by the number of directors to be elected. All such votes may be cast for a single nominee or may be distributed among the nominees to be voted for as the shareholder sees fit. To exercise cumulative voting rights by Proxy, a shareholder must clearly designate the number of votes to be cast for any given nominee.

         Shares represented by a properly executed and returned proxy card will be voted at the Annual Meeting in accordance with the instructions indicated thereon. If no instructions are indicated, the proxy will be voted for the election of nine nominees to serve as directors of the Company and for the ratification of the appointment of Ernst & Young, LLP as the Company's independent auditors for the fiscal year ending May 30, 1998.

         The election of directors requires a plurality of the votes cast and the ratification of the appointment of independent auditors requires the affirmative vote of a majority of the votes cast at the meeting. For purposes of determining the number of votes cast with respect to a particular matter, only those cast "For" or "Against" are included. Abstentions and broker non-votes are counted only for purposes of determining whether a quorum is present at the meeting.

         In accordance with the Company's bylaws and Delaware law, the Board will appoint two inspectors of election. The inspectors will take charge of, and will count, the votes and ballots cast at the Annual Meeting and will make a written report on their determination.

            OWNERSHIP OF VOTING SECURITIES BY CERTAIN BENEFICIAL
                            OWNERS AND MANAGEMENT

         The following table sets forth information as to the beneficial ownership of the Company's Common Stock as of August 1, 1997, by (i) each person known by the Company to beneficially own more than 5% of the class outstanding and (ii) each director, each nominee, each executive officer named in the Summary Compensation Table (see "Compensation of Executive Officers and Directors") and by all directors and officers as a group. Each executive officer also is a director of the Company.


                               Common Stock
                               ------------
Name of Beneficial       Number of   Percent of Class     Percent of Total
Owner(2)                 Shares(1)
                       Voting Power
-----------------        ----------  -----------------    -----------------
Fred R. Adams, Jr. (4)   5,226,663        42.5%               70.9%

Cal-Maine Foods, Inc.
Employee Stock
Ownership Plan           3,654,642        29.7%               15.0%

Richard K. Looper          323,097(6)      2.6%                1.3%

Adolphus B. Baker          257,240(7)      2.1%                1.1%

Bobby J. Raines            297,973(8)      2.4%                1.2%

Jack B. Self               122,012(9)      1.0%                 *

Joe M. Wyatt               179,428(10)     1.5%                 *

Charles F. Collins         103,917(11)      *                   *

W. D. (Jack) Cox               ---          *                   *

R. Faser Triplett, M.D.      8,000          *                   *

All directors and executive
officers as a group (nine
persons) (12)              6,510,330       53.0%                76.2%
______________________
*  Less than 1%.


(1) The information as to beneficial ownership is based on information known to the Company or statements furnished to the Company by the beneficial owners. As used in this table, "beneficial ownership" means the sole or shared power to vote or to direct the voting of a security, or the sole or shared investment power with respect to a security (i.e. the power to dispose of, or to direct the disposition of a security). For purposes of this table, a person is deemed as of any date to have "beneficial ownership" of any security that such person has the right to acquire within 60 days after such date, such as under the Company's 1993 Stock Option Plan.

(2) The address of each person, except W.D. Cox and R. Faser Triplett, M.D., is Cal-Maine Foods, Inc., 3320 Woodrow Wilson Drive (Post Office Box 2960), Jackson, Mississippi 39207. Mr. Cox's address is 1161 Oak River Road, Memphis, Tennessee 39120 and Dr. Triplett's address is 940 North State Street, Jackson, Mississippi 39202.

(3) Percent of total voting power is based on the total votes to which the Common Stock (one vote per share) and Class A Common Stock (ten votes per share) are entitled. Mr. Adams beneficially owns 100% of the Class A Common Stock.

(4) The number of shares shown in the table include 344,400 shares of Common Stock owned by Mr. Adams' spouse and 127,200 shares pledged to a bank to secure a promissory note obligation in relation to which the Company has a repurchase obligation (See "Certain Relationships and Related Transactions" under "Election of Directors"). The Class A Common Stock is convertible on a shares-for-share basis into shares of Common Stock, but such Class A shares are not included in the table, except as indicated in Note (3) above.

(5) Includes 284,148 shares accumulated under the Cal-Maine Foods, Inc. Employee Stock Ownership Plan ("ESOP").

(6) Includes 101,403 shares accumulated under ESOP and 96,000 shares subject to stock options exercisable within 60 days.

(7) Includes 38,400 shares subject to stock options exercisable within 60 days and 67,257 shares owned by Mr. Baker's spouse separately and as custodian for their children as to which Mr. Baker disclaims any beneficial ownership, and 23,921 shares accumulated under the ESOP.

(8) Includes 201,762 shares accumulated under the ESOP, and 65,800 shares subject to stock options exercisable within 60 days.

(9) Includes 36,612 shares accumulated under the ESOP and 38,400 shares subject to stock options exercisable within 60 days.

(10) Includes 139,828 shares accumulated under the ESOP and 38,400 shares subject to stock options exercisable within 60 days.

(11) Includes 65,517 shares accumulated under the ESOP and 38,400 shares subject to stock options exercisable within 60 days.

(12) Includes shares as to which Messrs. Adams and Baker disclaim any beneficial ownership. See Notes (4) and (8) above.

         The shares of Common Stock accumulated in the ESOP, as indicated in Notes (5) through (11) above, also are included in the 3,654,642 shares shown in the table as owned by the ESOP.

                                 ELECTION OF DIRECTORS

         The Company's bylaws provide that the number of directors shall be fixed by resolution of the Board of Directors and that the number may not be less than three nor more than 15. Pursuant to the bylaws, the Board of Directors has fixed the number of directors at nine. Unless otherwise specified, proxies will be voted FOR the election of the nine nominees named below to serve until the next annual meeting of shareholders and until their successors are elected and qualified. If, at the time of the meeting, any of the nominees named below is unable or declines to serve as director (which is not anticipated), the proxies will be voted for the election of such other person or persons as the Board of Directors may designate in their discretion. The directors recommend a vote FOR the nine nominees listed below. All nominees presently serve as directors of the Company.

Nominees for Director

The table below sets forth certain information regarding the nominees for election to the Board of Directors:


Name                       Age      Tenure and Business Experience
---------                  ----     ------------------------------
Fred R. Adams,Jr. (1) (3)  65       Fred R. Adams, Jr. has served as the
Chairman of the Board               Chief Executive Officer and director
of Directors and Chief              of the Company since its formation in
Executive Officer                   1969 and as the Chairman of its Board
                                    of Directors since 1982.  He is a
                                    director and past chairman of
                                    National Egg Company, United Egg
                                    Producers, Mississippi Poultry
                                    Association, U.S. Egg Marketers,
                                    Inc., and Egg Clearinghouse, Inc.
                                    Mr. Adams is the father-in-law of Mr.
                                    Baker.

Richard K. Looper (1)       70      Richard K. Looper served as President
Vice Chairman of the                and Chief Operating Officer of the
Board of Directors                  Company from 1983 to January 1997.
                                    Previously, he had served as
                                    Executive Vice President of the
                                    Company since 1982 and was originally
                                    employed by the Company in 1974.  Mr.
                                    Looper is a past chairman of the
                                    American Egg Board and U.S. Egg
                                    Marketers, Inc.  He has served as a
                                    director of the Company since 1982.

Adolphus B.Baker (1)        40      Adolphus B. Baker was elected
President and Chief                 President and Chief Operating Officer
Operating Officer                   in January 1997.  He was serving as
                                    Vice President and Director of
                                    Marketing of the Company when elected
                                    President.  Previously, he had served
                                    as Assistant to the President since
                                    1987 and has been employed by the
                                    Company since 1986.  Mr. Baker is a
                                    member of the American Egg Board,
                                    chairman of Mississippi Poultry
                                    Association, and is a past chairman
                                    of Egg Clearinghouse, Inc.  He has
                                    been a director of the Company since
                                    1991.  Mr. Baker is Mr. Adams' son-
                                    in-law.

Bobby J. Raines (1) (2)     64      Bobby J. Raines has served as Vice
President, Chief Financial          President, Chief Financial Officer,
Officer, Treasurer,                 Treasurer and Secretary of the
Secretary and Director              Company since 1972.  Previously, he
                                    had handled various operational
                                    responsibilities and has been
                                    employed by the Company since its
                                    formation in 1969.  He has served as
                                    a director of the Company since 1982.

Jack B. Self, Vice           67     Jack B. Self has been Vice
President/Operations and            President/Operations and Production
Production and Direction            of the Company since 1977.  He has
                                    served as a director of the Company
                                    since 1983.

Joe M. Wyatt                 58     Joe M. Wyatt has been Vice
Vice President/Feed Mill            President/Feed Mill Division since
Division and Director               1977 and has been employed by the
                                    Company since its formation in 1969.
                                    He has served as a director of the
                                    Company since 1983.

Charles F. Collins           53     Charles F. Collins has served as Vice
Vice President,  Controller         President and Controller of the
and Director                        Company since 1978.  He has served as
                                    a director of the Company since 1983.
                                    He has been employed by the Company
                                    since 1969.

W. D. (Jack) Cox (2) (3)     71     W.D. (Jack) Cox has served as a director
Director                            of the Company since
                                    September 1996.  Mr. Cox has been a
                                    consultant to various food
                                    companies and a major farm implement
                                    company since October 1990.  Prior
                                    thereto, he served as Vice President for
                                    vegetable oil procurement at Kraft, Inc.
                                    ("Kraft"), and was a consultant to
                                    offshore and Canadian locations of Kraft's
                                    facilities.  In the early
                                    1980s, Mr. Cox was Vice President for
                                    commodities and ingredients
                                    of Nabisco Brands, Inc.  From 1970 to
                                    1972 Mr. Cox was employed
                                    by the Company as Vice President for egg
                                    products.

R. Faser Triplett, M.D. (2) 63      R. Faser Triplett, M.D., has served as a
Director                            director of the Company since September
                                    1996.  Dr. Triplett is a practicing
                                    physician and a Clinical Assistant
                                    Professor at the University of Mississippi
                                    School of Medicine.  He is the majority
                                    owner of Avanti Travel, Inc. and a
                                    director of Mobile Telecommunications
                                    Technologies Corp.
________________
(1)      Member of the Executive Committee
(2)      Member of the Audit Committee
(3)      Member of the Compensation Committee


         The Company's executive officers, each of whom is also a director of Cal-Maine, serve as executive officers at the pleasure of the Board.

Board and Committee Meetings

         The Board of Directors of the Company held 4 meetings in fiscal year 1997, and all directors attended the meetings held. The
Executive Committee of the Board consists of Messrs. Adams, Looper,
Baker and Raines. The Board also has a Compensation Committee consisting of Messrs. Adams, Cox and Triplett, and an Audit
Committee consisting of Messrs. Raines, Cox and Triplett. The
Compensation and Audit Committees were established in October 1997, after Messrs. Cox and Triplett became members of the Board of Directors, in anticipation of Cal-Maine becoming a public company.
The Board does not have a nominating committee or committee performing similar functions.

         The Executive Committee may exercise all of the powers of the full Board of Directors, except for certain major actions, such as the adoption of any agreement of merger or consolidation, the recommendation to stockholders of any disposition of substantially all of the Company's assets or a dissolution of the Company, and the declaration of a dividend or authorization of an issuance of stock. The Executive Committee acts on matters, within the scope of its authority, between meetings of the full Board. During the last fiscal year, no formal meetings of the Executive Committee were held, but the Committee, pursuant to Delaware law, took action by unanimous written consent on 15 occasions.

         The Compensation Committee reviews and recommends to the Board of Directors the compensation and benefits of all officers of the Company, reviews general policy matters relating to compensation and benefits of employees of the Company, including the issuance of stock options to the Company's officers, employees and directors.
Inasmuch as the Company did not become a public company until December 1996, the Compensation Committee did not meet during the remainder of fiscal year 1997, or otherwise consider compensation matters for that year.

         The Audit Committee meets with management and the Company's independent auditors to determine the adequacy of internal controls and other financial reporting matters. Inasmuch as the Company did not become a public company until December 1996, the Audit
Committee did not meet during the remainder of fiscal year 1997, but it did meet with the Company's independent auditors immediately following the close of that year.

Certain Relationships and Related Transactions

         Fred R. Adams, Jr., Chairman of the Board and Chief Executive
Officer of the Company, was a selling stockholder in the Company's
December 1996 underwritten public offering of a total of 2,530,000 shares of Common Stock, including 330,000 over-allotment shares. Of the total number of shares included in the underwriting, the Company sold 1,730,000 shares and Mr. Adams sold 800,000 shares, all at $7.00 per share, before deduction of underwriting discounts and expenses of the offering. Mr. Adams has reimbursed the Company in the amount of $115,498 for his share of the expenses of the offering.

         Mr. Adams was indebted to the Company in the amount of $1,694,444 under a noninterest bearing demand note receivable. In
December 1996, Mr. Adams used an equal amount of the proceeds from his sale of Common Stock in the December 1996 public offering to pay his note in full.

         During the fiscal year 1997, through September 1996, the Company and the ESOP repurchased, for cash, shares of Cal-Maine capital stock owned by Mr. Adams and members of his family and his spouse's family in the following aggregate amounts: Fred R. Adams, Jr. - 18,000 shares for $63,150; Jean Adams (Mr. Adams' spouse) -
2,400 shares for $10,400; Mr. Adams' children and their spouses -
2,400 shares for $ $10,400; and Mrs. Adams' children and their spouses - 6,000 shares for $21,050. All of such repurchases were made a prices approximating book value, as determined by an unaffiliated, independent business appraiser.

         Under a Redemption Agreement with Mr. Adams executed March 7,
1994 (the "Agreement"), the Company agreed to purchase certain shares of the Company's capital stock owned by Mr. Adams (the
"Collateralized Shares"), which secured Mr. Adams' obligation under a promissory note (the "Note") payable to a bank. The Company agreed to repurchase the Collateralized Shares from the bank, at a purchase price related to the market value thereof, in the event of a default under the Note, based on the determination of the Board of Directors that it would be in the best interest of the Company for the Collateralized Shares to be acquired, if necessary, by the Company rather than by an unrelated party. There has been no default under the Note. At May 31, 1997, Mr. Adams had reduced the principal amount of the Note to $302,000 and the number of Collateralized Shares securing his obligation amounted to 127,200 shares of Common Stock.

Compliance with Section 16(a) of the Securities Exchange Act of
1934

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, such as the Common Stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Such persons are also required to furnish the Company with copies of all forms they file under this regulation. To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and representations that no other reports were required, for the fiscal year ended May 31, 1997, all
Section 16(a) reports applicable to its directors and executive officers were timely filed.

           COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

   The following Summary Compensation Table sets forth all compensation awarded to, earned by or paid for services rendered to the Company in all capacities during the fiscal year ended May 31, 1997 by (i) the Company's chief executive officer and (ii) the Company's four other most highly compensated executive officers who were serving as executive officers at the end of that year.



                     SUMMARY COMPENSATION TABLE

                   Annual Compensation   Long-Term
                   -------------------   Compensation
                                         ------------
Name and Principal Positions   Salary    Bonus (1)  LTIP        All Other
----------------------------   ------    ---------  Payouts    Compensation(2)
                                                    -------    ------------
Fred R. Adams, Jr.-
Chairman of the Board and
Chief Executive Officer       $253,890   $250,000   None       $83,797

Richard K. Looper -
Vice Chairman of
the Board of Directors        $138,392   $125,000  $50,000(3)  $ 1,246

Adolphus B. Baker -
President, Chief
Operating Officer
and Director                  $103,890   $100,000  $   710

Bobby J. Raines -
Vice President,
Chief Financial
Officer, Treasurer
and Secretary                 $127,065   $110,000      (4)       $   977

Jack B. Self - Vice
President/Operations
and Production                 $91,330    $64,188                 $1,102

_____________________
(1) With consideration of the recommendations of the Compensation Committee, bonuses are determined annually by the Board of Directors on a discretionary basis based on the results of the Company's operations and the Board's evaluation of the executive officer's contribution to such performance. However, because of its recent formation, in October 1996, the Compensation Committee did not participate in the determination of the compensation amounts for the fiscal year 1997, as shown in the Summary Compensation Table.

(2) The amounts shown represent premiums paid under separate life insurance policies purchased by the Company for each person named in the table. The policy on Mr. Adams' life is owned by an Adams family intervivos trust, and the beneficiaries are Mr. Adams' four daughters and their descendants. Messrs. Looper, Raines and Self are the owners of their respective policies, and members of their families are the beneficiaries. The Company is not a beneficiary under any of such policies and will not receive any portion of the proceeds paid thereunder upon the death of any of the insureds. In addition, the Company made contributions to the account of each named executive maintained under the Company's Employee Stock Ownership Plan. See "Employee Stock Ownership Plan" below.

(3) Paid pursuant to Mr. Looper's incentive compensation agreement with the Company. See "Long Term Incentive Plans," below.

(4) Messrs. Raines and Self earn compensation payable in the future pursuant to long term incentive plans. See "Long Term Incentive Plans" below.

No options were granted to the above-named executive officers in fiscal 1997.

Fiscal Year End Option Value Table

       The following table sets forth information as of May 31, 1997, concerning the unexercised options held by executive officers named in the Summary Compensation Table, none of whom exercised options in fiscal year 1997. Options are "in-the-money" when the fair market of underlying Common Stock exceeds the exercise price of the option.
The closing price of Common Stock on May 31, 1997 was $6.75 per share.



                   Number of Securities          Value of Unexercised
                   Underlying Unexercised        In-the-Money Options at
                   Options at May 31, 1997         May 31, 1997 (1)

               Exercisable   Unexercisable      Exercisable   Unexercisable
               -----------   -------------      -----------   -------------
Richard K.
Looper         96,000         24,000            319,680        79,920

Adolphus B.
Baker          38,400          9,600            127,872        31,968
Bobby J.
Raines         76,800         19,200            255,744        63,936
Jack B. Self   38,400          9,600            127,872        31,968

-----------------

       (1) Market value of underlying securities on May 31, 1997, minus the exercise price.

Employee Stock Ownership Plan

       The Company maintains a payroll-based Employee Stock Ownership Plan (the "ESOP"). Pursuant to the ESOP, originally established in 1976, substantially all persons employed at January 1, 1994, as well as substantially all new full-time employees over age 21 with one or more years of service, participate. Its assets, which are managed by a trustee designated by the Board, consist primarily of Common Stock of the Company. Contributions by the Company may be made in cash or shares of Common Stock, as determined by the Board of Directors. Employee contributions are not permitted. Company contributions generally may not exceed 15% of the aggregate annual compensation of participating employees. Contributions are allocated to the accounts of participating employees in the proportion which each employee's compensation for the year bears to the total compensation (up to $150,000 per employee) of all participating employees.
Company contributions vest 20% annually beginning with the participating employee's third year of service.

        Shares of Common Stock held in an employee's account are voted by the ESOP trustee in accordance with the employee's instructions.
An employee or his or her beneficiary is entitled to distribution of the balance of his or her account upon termination of employment.
The Company's contributions to the ESOP amounted to approximately $1,284,000 in fiscal year 1997. For fiscal year 1997, the Company's contributions to the ESOP on behalf of each of the executive officers named in the Summary Compensation Table were: Fred R.
Adams, Jr. - $4,240, Richard K. Looper - $8,452, Adolphus B. Baker -
 $7,453, Bobby J. Raines - $2,022, and Jack B. Self - $8,019.

1993 Stock Option Plan

         Pursuant to the Company's 1993 Stock Option Plan, which was adopted on May 25, 1993 and amended on September 23, 1996, with stockholder approval, (the "1993 Plan") a total of 800,000 shares of Common Stock are reserved for issuance upon the exercise of options that may be granted to directors, officers and key employees of the Company. Options are awarded by the Board of Directors of the Company and may be either incentive stock options ("ISOs") that satisfy the requirements of Section 422 of the Code or nonstatutory options ("NSOs") which are not intended to satisfy such requirements.

          The exercise price per share under any option granted under the 1993 Plan may not be less than 100% of the fair market value of the Common Stock on the date of grant, or in the case of ISOs, less than 110% of such fair market value if the option is granted to a person who holds 10% or more of the voting power of the capital stock of the Company. The number and kind of shares subject to an option, and the option exercise price, may be adjusted in certain circumstances to prevent dilution. The method of payment of an option exercise price will be as determined by the Board of Directors and set forth in the individual stock option agreement.

          No options may be granted under the 1993 Plan more than ten years after the date of its adoption, and no option may exercised more than 10 years after the date of its grant, or in the case of an ISO, more than five years after the date of grant if granted to a person holding more than 10% of the voting power of the Common
Stock. The term or times at which an option may be exercised and any conditions or restrictions relating thereto will be as determined by the Board of Directors and set forth in the individual stock option agreement. Options are not transferable or assignable otherwise than by will or the laws of descent and distribution, and during his or her lifetime may only be exercised by the optionee.

         The presently outstanding options granted under the 1993 Plan are exercisable on a cumulative basis over a period of six years from the date of grant at the rate of 20% per year beginning twelve months after the date of grant. The shares subject to the 1993 Plan have been registered under the Securities Act of 1933.

Savings and Retirement Plan

         Since 1985, the Company has maintained a defined contribution savings and retirement plan (the "Retirement Plan"), which is designed to qualify under Sections 401 (a) and 401 (k) of the Code.
An employee is eligible to participate in the Retirement Plan on or after having attained age 21 and after one year of service. The Retirement Plan is administered by the Company and permits covered employees to contribute up to the maximum allowed by the IRS regulations. Highly compensated employees may be subject to further limitations on the amount of their maximum contribution. The Company may make discretionary contributions matching each employee's pre-tax contributions. At the present time, the Company does not make discretionary contributions. The Retirement Plan is intended to comply with the Employee Retirement Income Security Act of 1974, as amended.

         Participating employees are at all times 100% vested in their account balances under the Retirement Plan. Benefits are paid at the time of a participant's death, retirement, disability, termination of employment, and, under limited circumstances, may be withdrawn prior to the employee's termination of service. Contributions are not taxable to employees until such funds are distributed to them.

Long Term Incentive Plans

         The Company has entered into certain incentive compensation continuation agreements (the "Agreements") with Richard K. Looper, Bobby J. Raines, and Jack B. Self. Pursuant to the Agreements, each such executive officer may earn up to ten years of compensation payments if he remains with the Company until age 65. If the officer's employment ends before his 65th birthday, he would be entitled to fewer years of incentive compensation payments, depending on the length of time served as an officer. The incentive compensation payments are made monthly, beginning immediately after the officer's 65th birthday, at the annual rate of $50,000 per year for Messrs. Looper and Raines, and $20,000 per year for Mr. Self. Further, the Agreement with Mr. Self was amended, effective September 2, 1994, so that for each subsequent year, after age 65, Mr. Self serves as an officer of the Company, he is entitled to receive one additional year of incentive compensation payable at the annual rate of $20,000 per year. The Agreements provide that once payments begin or have been earned, any remaining payments will continue to be made to the officer's estate after his death.

         Messrs. Looper and Raines have each earned 10 years of incentive compensation payments under the Agreements, and Mr. Self has earned 12 years of such payments. Mr. Looper began receiving his payments on December 1, 1991, while Mr. Raines' payments will not begin until after his 65th birthday. Mr. Self's payments will not begin until he retires.

Director Compensation

         The Company's non-employee directors are each entitled to receive $10,000 annually as compensation for their services as a director and may be granted options to purchase Common Stock under the 1993 Plan. Options to purchase 12,000 shares of Common Stock at a price of $4.33 per share were granted on October 15, 1996 to each of W. D. (Jack) Cox and R. Faser Triplett, the non-employee directors of the Company. All options expire ten years after grant. Directors also may be compensated for any services performed in addition to their normal duties as a director of the Company. Employee-directors receive no additional compensation for their services as directors of the Company.

Compensation Committee Interlocks and Insider Participation

         In October 1996, in anticipation of the Company's public offering, the Board of Directors established a Compensation
Committee. As indicated above, the members of the Committee are Fred
R. Adams, Jr., Chairman of the Board of Directors and Chief
Executive Officer, and W.D. (Jack) Cox and R. Faser Triplett, independent directors of the Company.

         Mr. Adams, as previously discussed, has been, and is, a party to certain transactions to which Cal-Maine also has been, or is, a party. See "Certain Relationships and Related Transactions" under "Election of Directors." From 1970 to 1972, Mr. Cox was employed by the Company as Vice President for egg products.

Compensation Committee Report and Stock Performance Graph

         In view of the fact that the Compensation Committee was established in October 1996, and Cal-Maine became a public company in December 1996, the Compensation Committee did not participate in any consideration of any executive officer's compensation for the fiscal year ended May 31, 1997. Accordingly, no Compensation Committee report on executive compensation is included in this proxy statement. Commencing with the Company's proxy statement for the 1998 annual meeting of shareholders, the Compensation Committee will provide a report of its policies applicable to executive officer compensation, and the basis for the Chief Executive Officer's compensation.

         As Cal-Maine has been a public company for less than six months at May 31, 1997, the end of its last fiscal year, a graph comparing cumulative annual total shareholder return with that of particular market indices had not been included in this proxy statement, but will be provided commencing with the Company's proxy statement for the 1998 annual meeting of the shareholders.

           RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

         The Board of Directors, upon recommendation of the Audit Committee, has appointed Ernst & Young LLP, independent public accountants, to act as auditors for the fiscal year ending May 30, 1998. Ernst & Young LLP has audited the accounts of the Company since 1989. Representatives of Ernst & Young LLP are expected to be present at the annual meeting and will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

                        SHAREHOLDER PROPOSALS

         Shareholder proposals must be received in writing by the Company no later than May 5, 1998, to be considered for inclusion in the Company's proxy materials for the 1998 Annual Meeting. Shareholder proposals should be addressed to Cal-Maine Foods, Inc., Post Office Box 2960, Jackson, Mississippi 39207, Attention:
Secretary. No shareholder proposals were received for inclusion in the proxy materials for the 1997 meeting.

                             OTHER MATTERS

         The Board of Directors is not aware of any other matters which may come before the meeting. However, if any other matters are properly brought before the meeting, the proxies in the enclosed proxy will vote in accordance with their best judgment on such matters.

         Holders of Common Stock are urged to complete, sign and date the accompanying proxy card and return it in the enclosed envelope. No postage is necessary if the proxy card is mailed in the United
States.


                              By order of the Board of Directors,
                              s/Bobby J. Raines

                              ___________________________________
                              Bobby J. Raines, Secretary


Jackson, Mississippi
September 8, 1997


                         CAL-MAINE FOODS, INC.

            THIS PROXY IS BEING SOLICITED BY THE COMPANY'S
                          BOARD OF DIRECTORS.

      The undersigned hereby appoints Fred R. Adams, Jr. and Bobby
J. Raines, or either of them, as proxies with the power to appoint their substitutes and hereby authorizes them to represent and vote, as designated below, all the shares of Common Stock of Cal-Maine Foods, Inc. (the "Company"), held of record by the undersigned on August 27, 1997, at the Annual Meeting of Stockholders of the Company, to be held on October 8, 1997, and at any adjournments thereof, with all powers the undersigned would possess if personally present.

      1. Election of Directors (Check only one box below. To withhold authority for any individual nominee, strike through the name of nominee.)

                 To vote for all the nominees listed below:
                 Fred R. Adams, Jr., Richard K. Looper, Adolphus B. Baker, Bobby J. Raines, Jack B. Self, Joe M. Wyatt, Charles F. Collins, W. D. (Jack) Cox, and R. Faser Triplett
           OR
                 To withhold authority to vote for all nominees listed above.

      2. Ratification of the appointment of Ernst & Young LLP as the Company's independent auditors (check only one box below).

             _____ FOR       _____AGAINST       _____ABSTAIN

      3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting and any adjournments thereof. If a nominee for director is unable to serve or, for good cause, will not serve as director, the proxies may vote for any person for director in their discretion.

      When properly executed, this proxy will be voted in the manner directed. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES LISTED AND FOR PROPOSAL 2. The undersigned hereby revokes any proxy heretofore given by the undersigned to vote at the Annual Meeting. This proxy may be revoked prior to its exercise, either in person or in writing.

                         __________________________________________
                         Signature
                         __________________________________________
                         Signature if held jointly
                         _____________________________________, 1997.
                         (Date)
                         1.    Sign your name exactly as
                               it appears on the label.
                         2.    When signing as attorney,
                               executor, administrator,
                               trustee, or guardian,
                               please state full title
                               as such.
                         3.    If a corporation, please
                               sign in full corporate
                               name by president or
                               other authorized officer.
                         4.    If a partnership, please
                               sign in partnership name
                               by authorized person.
                         5.    When shares are held
                               jointly, both
                               stockholders must sign
                               this proxy.

   PLEASE MARK, SIGN, DATE AND RETURN THE PROXY USING THE ENCLOSED
                        POSTAGE-PAID ENVELOPE.
